EXHIBIT 10.32

                STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT


     THIS STOCK PURCHASE AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into this 28th day of March, 1997, by and between GROUP FINANCIAL PARTNERS, INC., a Kentucky corporation (the "Buyer"), and GROUP TECHNOLOGIES CORPORATION, a Florida corporation (the "Company"). All capitalized terms not specifically defined herein shall have the meaning ascribed to them in the 8.5% Convertible Preferred Stock Statement of Designation of Relative Rights and Preferences and Other Terms as fixed by the Board of Directors, filed with the Florida Secretary of State on March 28, 1997 (the "Designation of Rights").

                              W I T N E S S E T H:

     WHEREAS, the Buyer desires to purchase, and the Company desires to sell to the Buyer, subject to the terms and conditions set forth herein, 250,000 shares of the 8.5% Cumulative Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock") of the Company;

     WHEREAS, upon the terms and conditions set forth in the Articles of Incorporation of the Company and the amendments thereto, each share of the Preferred Stock of the Company is convertible into such shares of the common stock, par value $0.01 per share, of the Company (the "Common Stock") as shall be determined pursuant to the terms of Section 4(a) of the Designation of Rights, attached hereto as Exhibit A and incorporated by reference herein; and

     WHEREAS, the Company desires to grant to the Buyer certain registration rights with respect to the Common Stock of the Company into which the Preferred Stock is convertible.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound thereby, agree as follows:

     1. Purchase and Payment. The Buyer hereby agrees to purchase, and the Company hereby agrees to issue to Buyer, at the Closing (as defined below), 250,000 shares of the Preferred Stock of the Company at an aggregate purchase price of $2,500,000.00 (the "Purchase Price"). The Company acknowledges that the Buyer, simultaneous herewith, has deposited with the Company an amount equal to the Purchase Price (the "Deposit") to be held by the Company in trust for the Buyer until the Closing. In the event that the Closing does not occur on or before March 31, 1997, the Company shall return the full amount of the Deposit to the Buyer, and the parties hereto shall thereafter have no further rights, obligations, or duties under this Agreement.

     2. Closing. The closing (the "Closing") of the transactions contemplated by Section 1 above shall occur as soon as practicable after the execution (the "Execution Date") of that certain Third Amendment to the Amended and Restated Credit and Security Agreement and First Amendment to Warrant Agreement of even date herewith; the Closing shall under no circumstances occur at any time prior to the Execution Date. At the Closing, the Company shall issue to the Buyer one or more certificates representing 250,000 shares of the Preferred Stock, and, upon such issuance, the Deposit shall become the sole property of the Company and shall no longer be held in trust for the Buyer by the Company.

     3. Representations and Warranties of the Buyer. The Buyer understands and acknowledges that the Preferred Stock is being offered and sold under the exemption from registration provided for in Sections 3(b) and 4(2) of the Securities Act of 1933 (the "Act"), that the Buyer is purchasing the Preferred Stock without being furnished any offering literature or prospectus, that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state because of the private aspects of the offering, that all documents, records and books pertaining to this investment have been made available to the Buyer and its representatives, and the Buyer hereby represents and warrants as follows:

     (a) The Buyer represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision.

     (b)  The Buyer is able to bear the economic risk of this investment.

     (c) The Preferred Stock hereby purchased is being acquired by the Buyer in good faith solely for its own account, for investment purposes only, and is not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof.

     (d) The Buyer understands that no Federal or state agency has reviewed this transaction or passed on or made any recommendation or endorsement of the Preferred Stock.

     4.   Registration Rights.

          (a) Definition of "Registrable Securities." For the purposes of this Agreement, the term "Registrable Securities" shall mean the shares of Common Stock acquired by the Buyer upon the conversion of shares of Preferred Stock purchased by the Buyer pursuant to this Agreement.

          (b) Demand Registration. The Company shall, upon the written demand of the Buyer at any time after the acquisition of Registrable Securities, use its reasonable best efforts to effect the registration (the "Demand Registration") under the Act of such number of Registrable Securities held by the Buyer as shall be indicated in a written demand sent to the Company by the Buyer; provided, however, that the Company shall not be required to effect a Demand Registration if counsel for the Company reasonably acceptable to the Buyer shall deliver to the Buyer an opinion reasonably acceptable to counsel for the Buyer that, pursuant to Rule 144 under the Securities Act or otherwise, the Buyer can sell Registrable Securities proposed to be included in the Demand Registration without registration under the Act, without limitation as to the number of Registrable Securities that are proposed to be sold by the Buyer. The Company shall pay all expenses in connection with a Demand Registration. Upon receipt of the Buyer's written demand, the Company shall expeditiously (but in any event within 90 days) file a registration statement under the Act for the Registrable Securities and use its best efforts to have such registration statement declared effective as soon as practicable after the filing thereof; provided that (A) the Company shall not be required to cause any special audit to be undertaken in connection with any such registration and
     (B) the Company shall not be required to file any registration statement during any period of time (not exceeding 90 days) when (I) the Company is contemplating a public offering of its securities and, in the judgment of the managing underwriter thereof (or the Company, if such offering is not underwritten) such filing would have a material adverse effect on the contemplated offering, (II) the Company is in possession of material information that it deems advisable not to disclose in a registration statement or (III) the Company is engaged in any program for the repurchase of voting securities of the Company. The Buyer shall have the right to select the underwriters for a Demand Registration, subject to the approval of the Company, which approval will not be unreasonably withheld.

          (c) Incidental Registration. If the Company proposes to register any of its equity securities under the Securities Act (other than a registration (i) on Form S-8 or S-4 or any successor or similar forms, (ii) relating to equity securities issuable upon exercise of employee stock options or in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another company), whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will on each such occasion give prompt written notice to the Buyer of its intention to do so and of the Buyer's rights under this Section 4(c), at least 30 days prior to the anticipated filing date of the registration statement relating to such registration. Any such notice shall offer the Buyer the opportunity to request to include in such registration statement such number of Registrable Securities as the Buyer may request (a "Piggyback Registration"). The Company shall pay all expenses in connection with such Piggyback Registration. Upon the written request of the Buyer made within 20 days after the receipt of notice from the Company, the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Buyer, to the extent requisite to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so to be registered; provided that (i) if such registration involves an underwritten public offering, the Buyer must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, and (ii) if, at any time after giving written notice of its intention to register any securities pursuant to this Section 4(c) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to the Buyer and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Registration.

          (d) Registration Procedures. Whenever the Buyer requests that any Registrable Securities be registered pursuant to Section 4(b) or Section 4(c), the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and the Company, in connection with any such request, will:

                    (i) Prepare and file with the Commission, as expeditiously as possible, a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder and which shall state, if applicable, that the subject Registrable Securities are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, and use its best efforts to cause such registration statement to become and remain effective for the period of distribution contemplated thereby (determined as hereinafter provided).

                    (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in this Section 4(d) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period.

                    (iii) Use its best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the managing underwriter or Buyer shall reasonably request and cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and to do any and all other acts and things that may be reasonably necessary or advisable to enable the Buyer to consummate the disposition of the Registrable Securities owned by the Buyer; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (iii), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                    (iv) Prepare a supplement or amendment to the prospectus contained in such registration statement if an event occurs the result of which is that the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

                    (v) Will otherwise use its best efforts to comply with all applicable rule and regulations of the Commission.

                    (vi) Use its best efforts to cause all such Registrable Securities to be listed on each securities exchange or interdealer quotation system on which the same or similar securities issued by the Company are then listed.

          For purposes of paragraphs (i) and (ii) of this Section 4(d), (A) the period of distribution of securities in an underwritten public offering shall be deemed to extend until the later of the date each underwriter has completed the distribution of all securities purchased by it and the termination of the period in which prospectuses must be delivered under Rule 174 of the Securities Act, and (B) the period of distribution of securities in any other registration shall be deemed to extend until the earlier of the sale of all securities covered thereby and 60 days after the effective date thereof.

          (e)  Indemnification.

                    (i) By the Company. If the Buyer includes Registrable Securities in a registration statement pursuant to Section 4(b) or 4(c), the Company agrees to indemnify and hold harmless that Buyer, and each person, if any, who controls the Buyer within the meaning of
          Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, pending or threatened claims, damages, liabilities, joint or several (or actions in respect thereof), including, as incurred and without limitation, reasonable legal, accounting, expert witnesses, or other costs of investigating, preparing or defending any such claim or action ("expenses"), arising under the Securities Act or otherwise, caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue statement or omission or alleged untrue statement or omission based upon and in conformity with information relating to the Buyer or its plan of distribution of the Registrable Securities furnished in writing to the Company by the Buyer or on the Buyer's behalf expressly for use therein; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, or in any prospectus, as the case may be, the indemnity agreement contained in this paragraph shall not apply to the extent that any such loss, claim, damage, liability or expenses results from the fact that a current copy of the prospectus (or, in the case of a prospectus, the prospectus as amended or supplemented) was not sent or given to the person asserting any such loss, claim, damage, liability or expenses at or prior to the written confirmation of the sale of the Registrable Securities concerned to such person if it is determined that the Company has provided such prospectus and it was the responsibility of the Buyer to provide such person with a current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) and such current copy of the prospectus (or such amended or supplemented prospectus, as the case may be) would have cured the defect giving rise to such loss, claim, damage, liability or expense. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Buyer provided in this Section 4(e).

                    (ii) Indemnification by the Buyer and Underwriters. The Buyer, if any of its Registrable Securities are included in any registration statement, agrees to indemnify and hold harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Buyer, but only with respect to information relating to the Buyer or its plan of distribution of the Registrable Securities furnished in writing by the Buyer or on the Buyer's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. The Buyer also agrees to indemnify and hold harmless underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 4(e)(ii). In no event and under no circumstances shall Buyer be liable for indemnification in an amount in excess of the proceeds received by Buyer from the sale of Registrable Securities pursuant to the registration statement. As a condition to including Registrable Securities in any registration statement filed in accordance with Sections 4(b) and 4(c) hereof, the Company may require that it shall have received an undertaking reasonably satisfactory to it from any underwriter to indemnify and hold it harmless to the extent customarily provided by underwriters with respect to similar securities.


                    (iii) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 4(e)(i) or (ii), such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to notify the Indemnifying Party shall not relieve the Indemnifying Party of its obligation hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, and the fees and expenses of the counsel of such Indemnified Party shall be at the expense of such Indemnifying Party if (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of such Indemnified Party representation of both parties by the same counsel would be inappropriate because there may be defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings, in the same jurisdiction, be liable for the reasonable fees and expenses of more than one counsel for the Buyer's Indemnified Parties and one counsel for the underwriters' Indemnified Parties (in each case in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firms for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent which consent shall not be unreasonably withheld, but if settled with such consent, or if there shall be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

                    (iv) Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and the Buyer with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority other than the Securities Act.

     5.   Miscellaneous.

          (a) Notices. Any notices or other communications required or permitted hereunder shall be given in writing and shall be delivered or sent by certified or registered mail, postage prepaid, addressed as follows:

     If to the Company, to:

                    Group Technologies Corporation
                    10901 Malcolm McKinley Drive
                    Tampa, Florida  33612
                    Attention:  Michael Schuman, Esq.

     If to the Buyer, to:

                    Group Financial Partners, Inc.
                    455 Fourth Avenue
                    Louisville, Kentucky 40202
                    Attention:  Jeffrey T. Gill

     or to such other address as shall be furnished in writing by such party, and any such notice or communication shall be effective and be deemed to have been given as of two (2) days following the date so mailed; provided that any notice or communications changing any of the addresses set forth above shall be effective and deemed given only upon its receipt.


          (b) Entire Agreement. This Agreement, including the exhibits and other documents referred to herein which form a part hereof, contains the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior arrangements or understandings with respect thereto. There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein or therein.

          (c) Modifications and Amendments. No change, modification or termination of any terms, provisions, or conditions of this Agreement shall be effective unless made in writing and signed or initialed by all parties hereto, their successor and assigns.

          (d) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same Agreement and each of which shall be deemed an original.

          (e) Governing Law. This Agreement shall be governed by the laws of the State of Florida, United States of America (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, and performance.

          (f) Litigation Venue. This Agreement shall be deemed for all purposes to have been entered into in Hillsborough County, Florida. Any litigation arising directly or indirectly from a dispute hereunder shall be litigated solely in the Circuit Court of the State of Florida in Hillsborough County, Florida or in the United States District Court for the Middle District of Florida, Tampa Division (unless the actual location of real estate that is the subject of any suit requires otherwise). The parties hereto submit to the personal jurisdiction of such courts and agree that such courts shall be the sole situs of venue for the resolution of any such dispute through litigation.

          (g) Attorneys' Fees. In the event of litigation between the parties arising directly or indirectly pursuant to this Agreement, the prevailing party shall be entitled to the reimbursement of all costs (including reasonable attorneys' fees at the trial and appellate court levels) from the non-prevailing party.

          (h) Separability. If any section, subsection or other provision of this Agreement, or the application of such section, subsection or provision, is held invalid, then the remainder of the Agreement, and the application of such section, subsection or provision to person or circum stances other than those with respect to which it is held invalid, shall not be affected thereby.

          (i) Headings and Captions. The titles or captions of sections and subsections contained in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and, therefore, such titles or captions do not define, limit, extend, explain, or describe the scope or extent of this Agreement or any of its terms, provisions, representations, warranties, conditions, etc., in any manner or way whatsoever.

          (j) Gender and Number. All pronouns and variations thereof shall be deemed to refer to the masculine, feminine or neuter, and to the singular or plural, as the identity of the person or entity or person or entities may require.

          (k) Waiver. To the extent permitted by applicable law, each party may, by written instrument, extend the time for the performance of any of the obligations or other acts of any other party hereto, and (a) waive such other party's performance of any of the obligations set out in this Agreement and (b) waive any condition to its obligations under this Agreement.

     IN WITNESS WHEREOF, this Agreement is being entered into as of the date first written above.

                              GROUP TECHNOLOGIES CORPORATION



                              By:       /s/ David D. Johnson
                              Name:     David D. Johnson
                              Title:    Vice President of Finance
                                         and Chief Financial Officer



                              GROUP FINANCIAL PARTNERS, INC.



                              By:       /s/ Jeffrey T. Gill
                              Name:     Jeffrey T. Gill
                              Title:    President and Chief Executive Officer